Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Deborah Spak, (224) 948-2349

Investor Contact:

Clare Trachtman, (224) 948-3085

BAXTER ANNOUNCES FOURTH QUARTER RESULTS AND

PROVIDES 2016 FINANCIAL OUTLOOK

Post-Spin Margin Expansion Efforts Gain Momentum and Contribute to

Strong Fourth Quarter Performance

Sales and Earnings Per Share Exceed Guidance for the Quarter

DEERFIELD, Ill., February 2, 2016 — Baxter International Inc. (NYSE:BAX) today reported results for the fourth quarter of 2015 that exceeded the company’s previously issued guidance.

Baxter reported income from continuing operations of $190 million, or $0.34 per diluted share, on a GAAP (Generally Accepted Accounting Principles) basis. These results included net after-tax special items totaling $46 million (or $0.09 per diluted share) primarily related to costs associated with the company’s July 1, 2015 spin-off of Baxalta Incorporated (Baxalta), business optimization initiatives, intangible asset amortization and Gambro AB integration efforts. These costs were partially offset by certain business development and product related items.

On an adjusted basis, excluding special items, Baxter’s fourth quarter income from continuing operations totaled $236 million, or $0.43 per diluted share, exceeding the company’s previous guidance of $0.30 to $0.32 per diluted share.

BAXTER REPORTS 4th QUARTER FINANCIAL RESULTS — Page 2

Worldwide sales totaled $2.6 billion, an increase of 2 percent on a constant currency basis as compared to the prior year period, and also exceeded the company’s previously issued guidance. On a reported basis, sales declined 7 points as foreign exchange negatively impacted sales by nine percentage points in the quarter. Sales within the United States increased 1 percent to $1.1 billion, while international sales totaled $1.5 billion, representing a 2 percent increase on a constant currency basis, and a 12 percent decline on a reported basis. Adjusting for the impact of foreign exchange and a generic market entrant in the United States for the company’s oncology injectable, cyclophosphamide, Baxter’s global sales rose 4 percent in the fourth quarter.

By business, Hospital Products sales of $1.6 billion increased 2 percent on a constant currency basis and declined 5 percent on a reported basis. Adjusting for the impact of foreign exchange and U.S. cyclophosphamide, Hospital Products sales advanced 5 percent from the prior year period. Hospital Products performance in the quarter benefited from strong sales of infusion systems and IV solutions in the United States, as well as increased demand for the company’s parenteral nutrition products and injectable drug compounding services.

Baxter’s Renal Products sales totaled $984 million, representing a 1 percent increase on a constant currency basis, and a 9 percent decline on a reported basis. Sales growth in the quarter benefited from increased demand for peritoneal dialysis products and continuous renal replacement therapies.

“Our fourth quarter performance clearly reflects the positive impact of our initial post-spin margin expansion programs, and we continue to build upon the momentum that has been established across the organization,” said José E. Almeida, chairman and chief executive officer. “Going forward, I see continued opportunity to deliver improved performance through optimization of the portfolio, enhanced operational excellence and disciplined execution of our capital allocation initiatives, including the successful disposition of our retained Baxalta equity stake.”

BAXTER REPORTS 4th QUARTER FINANCIAL RESULTS — Page 3

Summary of Full-Year 2015 Results

Baxter’s GAAP income from continuing operations totaled $400 million, or $0.73 per diluted share, in 2015. Excluding special items and discontinued operations, Baxter’s adjusted income from continuing operations totaled $755 million, and adjusted earnings per diluted share were $1.38.

Baxter’s worldwide revenues in 2015 totaled $10 billion and declined 7 percent. Adjusting for the impact of foreign exchange and U.S. cyclophosphamide sales, Baxter’s revenues increased 3 percent. Sales within the United States totaled $4 billion, while international sales totaled $6 billion.

By business, sales within Hospital Products totaled $6.2 billion, a decline of 6 percent on a reported basis. Adjusting for the impact of foreign exchange and U.S. cyclophosphamide, Hospital Products sales rose 5 percent from the prior year period. Baxter’s Renal Products sales totaled $3.8 billion, and increased 1 percent after adjusting sales for a 10 percentage point negative impact from foreign exchange.

Business Highlights

In addition to successfully completing the spin-off of Baxalta in 2015, Baxter achieved a number of significant pipeline and commercial milestones during the year, including:

•

The launch of Baxter’s next-generation SIGMA SPECTRUM infusion pump in the U.S., Puerto Rico and Canada. This latest generation pump includes a number of innovative features, including an enhanced Master Drug Library, which helps to reduce pump-related adverse drug events and improve patient safety.

BAXTER REPORTS 4th QUARTER FINANCIAL RESULTS — Page 4

•

Regulatory approval and launch of two new automated peritoneal dialysis (APD) systems, HOMECHOICE CLARIA with SHARESOURCE and AMIA with SHARESOURCE. SHARESOURCE is a two-way, web-based remote connectivity platform for home therapy that allows physicians to more readily access their home patients’ historical treatment data and deliver individual treatment settings remotely. These new APD systems incorporate advanced technology and additional patient and provider-centric improvements, enhancing Baxter’s PD leadership.

•

The launch of AK-98, Baxter’s new in-center hemodialysis system in several countries in Eastern and Central Europe, Middle East and Africa, Latin America and Asia Pacific. This new system provides dialysis clinics improved usability including user-friendly touchscreen monitor, reliability, and lower total cost of operation.

•

Completion of a limited controlled distribution in preparation for the market introduction of CE-marked PrismaLung in 2016. PrismaLung is a low-flow carbon dioxide removal device, used on patients undergoing mechanical ventilation in the intensive care unit in conjunction with Baxter’s market leading, Prismaflex monitor.

•

Launch of Nutryelt, a multi-trace element for parenteral nutrition, in seven European countries. Nutryelt is a nine- trace-mineral product, which allows patients on daily parenteral nutrition therapy to receive adequate trace mineral vitamin supplementation. Baxter has an exclusive global licensing and distribution agreement with the product’s manufacturer, Laboratoire Aguettant.

•

Expansion of Baxter’s ready-to-use, flexible premix intravenous drug portfolio with the launch of Cefazolin injection in GALAXY Container (2 g/100 mL) in the U.S., and U.S. Food and Drug Administration (FDA) approval for Vancomycin Injection, USP in 0.9% Sodium Chloride in 100 and 200 mL GALAXY Containers. These products leverage Baxter’s proprietary GALAXY container platform and provide healthcare providers with additional supply options for therapies on the FDA’s drug shortage list.

Financial Outlook

Baxter also provided its outlook for the full-year and first quarter of 2016. For the full-year 2016, Baxter expects sales to increase 2 to 3 percent excluding the impact of foreign exchange, and after adjusting for the impact of both foreign exchange and increased U.S. competition for cyclophosphamide, the company expects full-year sales growth of 3 to 4 percent. On a reported basis, including the impact of foreign exchange, the company expects sales to decline approximately 1 percent. The company expects earnings from continuing operations, before special items, of $1.46 to $1.54 per diluted share for the full-year.

BAXTER REPORTS 4th QUARTER FINANCIAL RESULTS — Page 5

For the first quarter, the company expects sales to grow 3 to 4 percent, on a constant currency basis. On a reported basis, including the impact of foreign exchange, the company expects sales to decline approximately 2 percent. Baxter expects earnings from continuing operations, before special items, of $0.28 to $0.30 per diluted share for the first quarter of 2016

The earnings guidance for the first quarter of 2016 and full-year 2016 excludes approximately $3.47 and $8.19, respectively, per diluted share of realized gains related to the planned use of the Baxalta retained stake (based on the December 31, 2015 market value of the retained stake and excluding anticipated transaction costs), $0.06 and $0.23, respectively, per diluted share of intangible asset amortization expense and an estimated $0.04 to $0.05 and $0.22 to $0.27, respectively, per diluted share related to Gambro AB integration, business optimization and Baxalta separation-related expense activities. These estimates are based on information reasonably available at the time of this release and future events or new information may result in different actual results. Reconciling for the inclusion of these items results in GAAP earnings of $3.64 to $3.67 per share for the first quarter of 2016 and $9.15 to $9.28 per diluted share for full-year 2016.

A webcast of Baxter’s fourth quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CST on February 2, 2016. Please visit Baxter’s website for more information regarding this and future investor events and webcasts.

BAXTER REPORTS 4th QUARTER FINANCIAL RESULTS — Page 6

Baxter provides a broad portfolio of essential renal and hospital products, including home, acute and in-center dialysis; sterile IV solutions; infusion systems and devices; parenteral nutrition; biosurgery products and anesthetics; and pharmacy automation, software and services. The company’s global footprint and the critical nature of its products and services play a key role in expanding access to healthcare in emerging and developed countries. Baxter’s employees worldwide are building upon the company’s rich heritage of medical breakthroughs to advance the next generation of healthcare innovations that enable patient care.

This release includes forward-looking statements concerning the company’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline including results of clinical trials and planned product launches, and outlook for 2016. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products, and the impact of those products on quality or patient safety concerns; product development risks; product quality or patient safety concerns; future actions of regulatory bodies and other governmental authorities, including the FDA and foreign counterparts; failures with respect to compliance programs; future actions of third-parties, including payers; US healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits; fluctuations in supply and demand; the availability of acceptable raw materials and component supply; the inability to create timely production capacity or other manufacturing supply difficulties; the ability to achieve the intended results (including targeted margin improvements) associated with the recent separation of the biopharmaceutical and medical products businesses and the associated disposition of the company’s retained stake in Baxalta; the ability to enforce owned or in-licensed patents or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions; fluctuations in foreign exchange and interest rates (including with respect to emerging market currencies); any change in law concerning the taxation of income, including income earned outside the United States; actions taken by tax authorities in connection with ongoing tax audits; breaches or failures of the company’s information technology systems; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of the

BAXTER REPORTS 4th QUARTER FINANCIAL RESULTS — Page 7

company’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; and other risks identified in Baxter’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

# # #

BAXTER — PAGE  8

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended December 31, 2015 and 2014

(unaudited)

(in millions, except per share and percentage data)

	Three Months Ended December 31,
	2015		2014		Change

NET SALES	$ 2,603		$ 2,789		(7%	)

COST OF SALES	1,531		1,582		(3%	)

GROSS MARGIN	1,072		1,207		(11%	)

% of Net Sales	41.2%		43.3%		(2.1pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	733		860		(15%	)
% of Net Sales	28.2%		30.8%		(2.6pts	)

RESEARCH AND DEVELOPMENT EXPENSES	161		156		3%
% of Net Sales	6.2%		5.6%		0.6 pts

OPERATING INCOME	178		191		(7%	)

% of Net Sales	6.8%		6.8%		0 pts

NET INTEREST EXPENSE	32		29		10%

OTHER (INCOME) EXPENSE, NET	(59)		53		NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	205		109		88%

INCOME TAX (BENEFIT) EXPENSE	15		(18)		NM

% of (Loss) Income from Continuing Operations before Income Taxes	7.3%		-16.5%		23.8 pts

INCOME FROM CONTINUING OPERATIONS	190		127		50%

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX A	15		826		(98%	)

NET INCOME	$ 205		$ 953		(78%	)

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 0.34		$ 0.23		48%

Diluted	$ 0.34		$ 0.23		48%

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.03		$ 1.53		(98%	)

Diluted	$ 0.03		$ 1.51		(98%	)

NET INCOME PER COMMON SHARE
Basic	$ 0.37		$ 1.76		(79%	)

Diluted	$ 0.37		$ 1.74		(79%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	547		542
Diluted	550		547

ADJUSTED OPERATING INCOME (excluding special items)	$ 279	B	$ 260	B	7%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 283	B	$ 199	B	42%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 236	B	$ 155	B	52%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 0.43	B	$ 0.28	B	54%

A	Operating results from Baxalta are classified as discontinued operations for all periods presented.

B	Refer to page 9 for a description of the adjustments and a reconciliation to generally accepted accounting principles (GAAP) measures.

NM - Not Meaningful

BAXTER — PAGE  9

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Three Months Ended December 31, 2015 and 2014

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended December 31, 2015 and 2014 included special items which impacted the GAAP measures as follows:

	Three Months Ended December 31,
	2015	2014	Change

Gross Margin	$ 1,072	$ 1,207	(11%	)
Intangible asset amortization expense [1]	38	43
Business optimization items [2]	10	1
Separation-related costs [4]	(1)	—
Product-related items [5]	(10)	(25)

Adjusted Gross Margin	$ 1,109	$ 1,226	(10%	)

% of Net Sales	42.6%	44.0%	(1.4pts	)

Marketing and Administrative Expenses	$ 733	$ 860	(15%	)
Gambro integration items [6]	(23)	(36)
Business optimization items [2]	(16)	(2)
Separation-related costs [4]	(22)	(11)

Adjusted Marketing and Administrative Expenses	$ 672	$ 811	(17%	)

% of Net Sales	25.8%	29.1%	(3.3pts	)

Research and Development Expenses	$ 161	$156	3%
Business optimization items [2]	(2)	(1)
Separation-related costs [4]	(1)	—

Adjusted Research and Development Expenses	$ 158	$155	2%

% of Net Sales	6.1%	5.6%	0.5 pts

Operating Income	$ 178	$ 191	(7%	)
Impact of special items	101	69

Adjusted Operating Income	$ 279	$ 260	7%

% of Net Sales	10.7%	9.3%	1.4 pts

Other (Income) Expense, Net	$ (59)	$ 53	NM
Business optimization items [2]	3	—
Business development items [3]	20	—
Gambro integration items [6]	—	(6)
Reserve items and adjustments [7]	—	(15)

Adjusted Other (Income) Expense, Net	$ (36)	$ 32	NM

Pre-Tax Income from Continuing Operations	$ 205	$ 109	88%
Impact of special items	78	90

Adjusted Pre-Tax Income from Continuing Operations	$ 283	$ 199	42%

Income Tax (Benefit) Expense	$ 15	$ (18)	NM
Impact of special items	32	62

Adjusted Income Tax Expense	$ 47	$ 44	7%

% of Adjusted Pre-Tax Income from Continuing Operations	16.6%	22.1%	(5.5pts	)

Income from Continuing Operations	$ 190	$ 127	50%
Impact of special items	46	28

Adjusted Income from Continuing Operations	$ 236	$ 155	52%

Diluted EPS from Continuing Operations	$ 0.34	$ 0.23	48%
Impact of special items	0.09	0.05

Adjusted Diluted EPS from Continuing Operations	$ 0.43	$ 0.28	54%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	550	547

[1]

The company’s results in 2015 and 2014 included intangible asset amortization expense of $38 million ($29 million, or $0.06 per diluted share, on an after-tax basis) and $43 million ($34 million, or $0.06 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2015 included a net charge of $25 million ($18 million, or $0.03 per diluted share, on an after-tax basis) primarily related to business optimization charges. The company’s results in 2014 included business optimization charges of $4 million ($3 million, or $0.01 per diluted share, on an after-tax basis).

[3]

The company’s results in 2015 included a benefit of $20 million ($18 million or $0.03 per diluted share on an after-tax basis) relating to the reversal of contingent consideration milestone liabilities.

[4]

The company’s results in 2015 included costs related to the Baxalta separation of $22 million ($16 million, or $0.03 per diluted share, on an after-tax basis). The company’s results in 2014 included costs related to the Baxalta separation of $11 million ($3 million, or $0.01 per diluted share, on an after-tax basis).

[5]

The company’s results in 2015 included a net benefit of $10 million ($15 million, or $0.03 per diluted share, on an after-tax basis) primarily related to adjustments to the SIGMA SPECTRUM infusion pump reserves. The company’s results in 2014 included a net charge of $25 million or $0.05 per diluted share primarily related to adjustments to the COLLEAGUE infusion pump reserves.

[6]

The company’s results in 2015 and 2014 included total charges of $23 million ($16 million, or $0.03 per diluted share, on an after-tax basis) and $42 million ($28 million, or $0.05 per diluted share, on an after-tax basis), respectively, primarily related to the integration of Gambro AB (Gambro).

[7]	The company’s results in 2014 included a benefit of $15 million or $0.03 per diluted share relating to the reversal of tax reserves in Turkey.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  10

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Twelve Months Ended December 31, 2015 and 2014

(unaudited)

(in millions, except per share and percentage data)

	Twelve Months Ended December 31,
	2015		2014		Change

NET SALES	$9,968		$ 10,719		(7%	)

COST OF SALES	5,822		6,138		(5%	)

GROSS MARGIN	4,146		4,581		(9%	)

% of Net Sales	41.6%		42.7%		(1.1 pts	)

MARKETING AND ADMINISTRATIVE EXPENSES	3,094		3,315		(7%	)
% of Net Sales	31.0%		30.9%		0.1 pts

RESEARCH AND DEVELOPMENT EXPENSES	603		610		(1%	)
% of Net Sales	6.0%		5.7%		0.3 pts

OPERATING INCOME	449		656		(32%	)

% of Net Sales	4.5%		6.1%		(1.6 pts	)

NET INTEREST EXPENSE	126		145		(13%	)

OTHER (INCOME) EXPENSE, NET	(105)		21		NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	428		490		(13%	)

INCOME TAX EXPENSE	28		33		(15%	)

% of Income from Continuing Operations before Income Taxes	6.5%		6.7%		(0.2 pts	)

INCOME FROM CONTINUING OPERATIONS	400		457		(12%	)

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX A	568		2,040		(72%	)

NET INCOME	$968		$ 2,497		(61%	)

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$0.74		$ 0.84		(12%	)

Diluted	$0.73		$ 0.83		(12%	)

INCOME FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$1.04		$ 3.77		(72%	)

Diluted	$1.03		$ 3.73		(72%	)

NET INCOME PER COMMON SHARE
Basic	$1.78		$ 4.61		(61%	)

Diluted	$1.76		$ 4.56		(61%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	545		542
Diluted	549		547

ADJUSTED OPERATING INCOME (excluding special items)	$893	B	$1,012	B	(12%	)

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$927	B	$872	B	6%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$755	B	$702	B	8%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$1.38	B	$1.28	B	8%

A	Operating results from Baxalta are classified as discontinued operations for all periods presented.

B	Refer to page 11 for a description of the adjustments and a reconciliation to GAAP measures.

NM	- Not Meaningful

BAXTER — PAGE  11

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Twelve Months Ended December 31, 2015 and 2014

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the twelve months ended December 31, 2015 and 2014 included special items which impacted the GAAP measures as follows:

	Twelve Months Ended December 31,
	2015	2014	Change

Gross Margin	$4,146	$ 4,581	(9%	)
Intangible asset amortization expense [1]	158	168
Business optimization items [2]	38	(11)
Product-related items [4]	(28)	64

Adjusted Gross Margin	$4,314	$ 4,802	(10%	)

% of Net Sales	43.3%	44.8%	(1.5pts	)

Marketing and Administrative Expenses	$3,094	$ 3,315	(7%	)
Gambro integration items [5]	(73)	(119)
Branded Prescription Drug Fee [6]	—	(3)
Business optimization items [2]	(79)	4
Separation-related costs [3]	(110)	(11)
Product-related items [4]	—	(4)

Adjusted Marketing and Administrative Expenses	$2,832	$ 3,182	(11%	)

% of Net Sales	28.4%	29.7%	(1.3 pts	)

Research and Development Expenses	$ 603	$ 610	(1%	)
Separation-related costs [3]	(1)	—
Business optimization items [2]	(13)	(2)

Adjusted Research and Development Expenses	$ 589	$ 608	(3%	)

% of Net Sales	5.9%	5.7%	0.2 pts

Operating Income	$ 449	$656	(32%	)
Impact of special items	444	356

Adjusted Operating Income	$ 893	$ 1,012	(12%	)

% of Net Sales	9.0%	9.4%	(0.4pts	)

Other (Income) Expense, Net	$ (105)	$ 21	NM
Reserve items and adjustments [7]	52	(1)
Loss on debt extinguishment [8]	(130)	—
Business optimization items [2]	3	—
Business development items [9]	20	—
Gambro integration items [5]	—	(25)

Adjusted Other Income, Net	$ (160)	$ (5)	NM

Pre-Tax Income from Continuing Operations	$ 428	$ 490	(13%	)
Impact of special items	499	382

Adjusted Pre-Tax Income from Continuing Operations	$ 927	$ 872	6%

Income Tax Expense	$ 28	$ 33	(15%	)
Impact of special items	144	137

Adjusted Income Tax Expense	$ 172	$ 170	1%

% of Adjusted Pre-Tax Income from Continuing Operations	18.6%	19.5%	(0.9pts	)

Income from Continuing Operations	$ 400	$ 457	(12%	)
Impact of special items	355	245

Adjusted Income from Continuing Operations	$ 755	$ 702	8%

Diluted EPS from Continuing Operations	$ 0.73	$ 0.83	(12%	)
Impact of special items	0.65	0.45

Adjusted Diluted EPS from Continuing Operations	$ 1.38	$ 1.28	8%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	549	547

[1]

The company’s results in 2015 and 2014 included intangible asset amortization expense of $158 million ($126 million, or $0.23 per diluted share, on an after-tax basis) and $168 million ($133 million, or $0.24 per diluted share, on an after-tax basis), respectively.

[2]

The company’s results in 2015 included a net charge of $127 million ($89 million, or $0.16 per diluted share, on an after-tax basis) primarily related to business optimization charges. The company’s results in 2014 included a net benefit of $13 million ($6 million, or $0.01 per diluted share, on an after-tax basis) related to business optimization charges.

[3]

The company’s results in 2015 included costs related to the Baxalta separation of $111 million ($83 million, or $0.15 per diluted share, on an after-tax basis) and $11 million ($3 million or $0.01 per diluted share on an after tax basis) in 2014.

[4]

The company’s results 2015 included a net benefit of $28 million ($26 million, or $0.05 per diluted share, on an after-tax basis) primarily related to adjustments to the COLLEAGUE and SIGMA SPECTRUM infusion pump reserves. The company’s results in 2014 included net charges of $68 million ($33 million, or $0.06 per diluted share, on an after-tax basis) resulting from total charges of $93 million for SIGMA SPECTRUM infusion pump product remediation efforts, partially offset by a benefit of $25 million for an adjustment to the COLLEAGUE infusion pump reserves.

[5]

The company’s results in 2015 and 2014 included total charges of $73 million ($52 million, or $0.10 per diluted share, on an after-tax basis) and $144 million ($103 million, or $0.19 per diluted share, on an after-tax basis), respectively, primarily related to the integration of Gambro.

[6]

The company’s results in 2014 included a charge of $3 million, or $0.01 per diluted share, to account for an additional year of the Branded Prescription Drug Fee in accordance with final regulations issued in the third quarter of 2014 by the Internal Revenue Service.

[7]

The company’s results in 2015 included income, net of expenses, of $52 million ($33 million, or $0.06 per diluted share, on an after-tax basis) related to a litigation settlement in which Baxter was the beneficiary. The company’s results in 2014 included a charge of $1 million ($24 million, or $0.04 per diluted share, on an after-tax basis) related to third-party recoveries and reversals of prior litigation reserves.

[8]

The company’s results in 2015 included a loss of $130 million ($82 million, or $0.15 per diluted share, on an after-tax basis) related to the July 2015 debt tender offers for certain company indebtedness.

[9]

The company’s results in 2015 included a benefit of $20 million ($18 million or $0.03 per diluted share on an after-tax basis) relating to the reversal of contingent consideration milestone liabilities.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  12

BAXTER INTERNATIONAL INC.

Net Sales

Periods Ending December 31, 2015 and 2014

(unaudited)

($ in millions)

	Q4 2015	Q4 2014	% Growth @ Actual Rates		% Growth @ Constant Rates	YTD 2015	YTD 2014	% Growth @ Actual Rates		% Growth @ Constant Rates

Renal
United States	$ 207	$ 195	6%		6%	$ 782	$ 750	4%		4%
International	777	887	(12%	)	0%	3,007	3,422	(12%	)	1%
Total Renal	$ 984	$1,082	(9%	)	1%	$3,789	$ 4,172	(9%	)	1%

Hospital Products
United States	$ 856	$ 853	0%		0%	$3,219	$ 3,249	(1%	)	(1%	)
International	763	854	(11%	)	4%	2,960	3,298	(10%	)	4%
Total Hospital Products	$1,619	$1,707	(5%	)	2%	$6,179	$ 6,547	(6%	)	1%
Baxter International Inc.
United States	$1,063	$1,048	1%		1%	$4,001	$ 3,999	0%		0%
International	1,540	1,741	(12%	)	2%	5,967	6,720	(11%	)	2%
Total Baxter	$2,603	$2,789	(7%	)	2%	$9,968	$10,719	(7%	)	1%

BAXTER — PAGE  13

BAXTER INTERNATIONAL INC.

Sales by Franchise 1

Periods Ending December 31, 2015 and 2014

(unaudited)

($ in millions)

	Q4 2015	Q4 2014	% Growth @ Actual Rates		% Growth @ Constant Rates		YTD 2015	YTD 2014	% Growth @ Actual Rates		% Growth @ Constant Rates

Total Renal [2]	$ 984	$1,082	(9%	)	1%		$3,789	$ 4,172	(9%	)	1%
Hospital Products
Fluid Systems [3]	$ 569	$ 547	4%		12%		$2,106	$ 2,129	(1%	)	6%
Integrated Pharmacy Solutions [4]	595	648	(8%	)	0%		2,297	2,535	(9%	)	(2%	)
Surgical Care [5]	346	366	(5%	)	0%		1,323	1,373	(4%	)	3%
Other [6]	109	146	(25%	)	(22%	)	453	510	(11%	)	(5%	)
Total Hospital Products	$1,619	$1,707	(5%	)	2%		$6,179	$ 6,547	(6%	)	1%

Total Baxter	$2,603	$2,789	(7%	)	2%		$9,968	$10,719	(7%	)	1%

[1]

Effective January 1, 2015, Baxter has transitioned to a new commercial franchise structure for reporting net sales. Prior period net sales have been recast to reflect the new commercial franchise structure. See Notes 2 - 6 below for a description of each commercial franchise.

[2]	Includes sales of the company’s peritoneal dialysis, hemodialysis and continuous renal replacement therapies.
[3]	Includes sales of the company’s IV therapies, infusion pumps and administration sets.
[4]	Includes sales of the company’s premixed and oncology drug platforms, nutrition products and pharmacy compounding services.
[5]	Includes sales of the company’s inhaled anesthesia products as well as biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.
[6]	Includes sales primarily from the company’s pharmaceutical partnering business.

BAXTER — PAGE  14

BAXTER INTERNATIONAL INC.

Franchise Sales by U.S. and International 1

Three-Month Periods Ending December 31, 2015 and 2014

(unaudited)

($ in millions)

	Q4 2015			Q4 2014			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

Total Renal	$ 207	$ 777	$ 984	$ 195	$ 887	$1,082	6%		(12%	)	(9%	)

Hospital Products
Fluid Systems	$ 296	$ 273	$ 569	$ 233	$ 314	$ 547	27%		(13%	)	4%
Integrated Pharmacy Solutions	286	309	595	312	336	648	(8%	)	(8%	)	(8%	)
Surgical Care	202	144	346	205	161	366	(1%	)	(11%	)	(5%	)
Other	72	37	109	103	43	146	(30%	)	(14%	)	(25%	)
Total Hospital Products	$ 856	$ 763	$1,619	$ 853	$ 854	$1,707	0%		(11%	)	(5%	)

Total Baxter	$1,063	$1,540	$2,603	$1,048	$1,741	$2,789	1%		(12%	)	(7%	)

[1]

Effective January 1, 2015, Baxter has transitioned to a new commercial franchise structure for reporting net sales. Prior period net sales have been recast to reflect the new commercial franchise structure. Refer to page 13 for additional details.

BAXTER — PAGE  15

BAXTER INTERNATIONAL INC.

Franchise Sales by U.S. and International 1

Periods Ending December 31, 2015 and 2014

(unaudited)

($ in millions)

	YTD 2015			YTD 2014			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total
Total Renal	$782	$3,007	$3,789	$750	$3,422	$4,172	4%		(12%	)	(9%	)

Hospital Products
Fluid Systems	$1,041	$1,065	$2,106	$ 906	$1,223	$ 2,129	15%		(13%	)	(1%	)
Integrated Pharmacy Solutions	1,104	1,193	2,297	1,225	1,310	2,535	(10%	)	(9%	)	(9%	)
Surgical Care	771	552	1,323	766	607	1,373	1%		(9%	)	(4%	)
Other	303	150	453	352	158	510	(14%	)	(5%	)	(11%	)
Total Hospital Products	$3,219	$2,960	$6,179	$3,249	$3,298	$ 6,547	(1%	)	(10%	)	(6%	)

Total Baxter	$4,001	$5,967	$9,968	$3,999	$6,720	$10,719	0%		(11%	)	(7%	)

[1]

Effective January 1, 2015, Baxter has transitioned to a new commercial franchise structure for reporting net sales. Prior period net sales have been recast to reflect the new commercial franchise structure. Refer to page 13 for additional details.